AMENDMENT NO. 1 TO THE
SHARED SERVICES AND COST SHARING AGREEMENT

This AMENDMENT NO. 1 to the SHARED SERVICES AND COST SHARING AGREEMENT (this “Amendment”) is effective as of July 1, 2023 (the “Effective Date”), and is made by and among the following:

(i)ATHENE EMPLOYEE SERVICES, LLC, an Iowa limited liability company ("AES");

(ii)ATHENE USA CORPORATION, an Iowa corporation ("AUSA");

(iii)ATHENE ANNUITY & LIFE ASSURANCE COMPANY, a Delaware corporation ("AADE");

(iv)ATHENE ANNUITY AND LIFE COMPANY, an Iowa corporation ("AAIA");

(v)ATHENE LONDON ASSIGNMENT CORPORATION, a Delaware corporation ("ALAC");

(vi)ATHENE ASSIGNMENT CORPORATION, a Delaware corporation ("AAC");

(vii)ATHENE RE USA IV, INC., a Vermont corporation ("AREIV");

(viii)ATHENE SECURITIES, LLC, an Iowa limited liability company ("AS");

(ix)ATHENE RISK AGGREGATOR, LLC, a Delaware limited liability company ("ARA");

(x)ATHENE NOCTUA, LLC, a Delaware limited liability company ("AN");

(xi)ATHENE ANNUITY RE LTD., a Bermuda exempted company ("AARE");

(xii)ATHENE RE SERVICES, LLC, a New York limited liability company (“AReS”); and,

(xiii)STRUCTURED ANNUITY REINSURANCE COMPANY, an Iowa corporation (“STAR”).

Each of AES, AUSA, AADE, AAIA, ALAC, AAC, AREIV, AS, ARA, AN, AARE, AReS and STAR shall be referred to individually as a "Party" and collectively as the "Parties."

WHEREAS, the Parties executed a Shared Services and Cost Sharing Agreement effective January 1, 2020 (the “SSA”); and

WHEREAS, the Parties desire to clarify the settlement provision of the SSA.

NOW, THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:

1.Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the SSA.

1

2.Amendment to the SSA. Section 3 of the SSA is hereby replaced in its entirety with the underlying:

“3. Accounting and Payments. Each Service Provider shall submit to each Service Recipient general ledger records or such other documentation as agreed upon between the Parties evidencing the amount owed by such Service Recipient for services and the use of facilities pursuant to this Agreement in the period referenced in the record, and each Service Recipient shall pay to any Service Provider within ninety (90) days following receipt of such record written statement the amount set forth in the record statement. Certain amounts posted by Service Providers shall represent estimates based upon prior quarter data and quarterly, such estimates shall be reversed and replaced with actual amounts within ninety (90) days. Any difference, whether an underpayment or overpayment, between the amount of the estimated apportioned expenses and the amount of the actual apportioned expenses shall be paid to the Service Provider or the Service Recipient, as applicable at such time. Any Service Recipient may request a written statement from a Service Provider setting forth, in reasonable detail, the nature of the services rendered or expenses incurred and other relevant information to support the charge. All settlements shall be in compliance with the NAIC Accounting Practices and Procedures Manual. No Service Recipient shall advance funds to a Service Provider except to pay for Services as defined in this Agreement.”

3.Miscellaneous.
(a)Full Force and Effect. Except as expressly modified by this Amendment, all the terms, covenants, agreements, conditions and other provisions of the SSA shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the SSA except as expressly set forth herein. Upon the execution and delivery hereof, the SSA shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and, as of and following the Effective Date, this Amendment and the SSA shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the SSA. As used in the SSA, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the Amendment Effective Date, unless the context requires otherwise, the SSA as amended by this amendment.
(b)Counterparts. This amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this amendment.

[SIGNATURE PAGE FOLLOWS.]

2

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date set forth in the introductory paragraph.

Athene Employee Services, LLC

/s/ Tyler Goode
Name: Tyler Goode
Title: VP, Controller and Treasurer

Athene Annuity and Life Company

/s/ Mike Downing
Name: Mike Downing
Title: President & COO

Athene USA Corporation

/s/ Blaine Doerrfeld
Name: Blaine Doerrfeld
Title: SVP and Secretary

Athene Annuity & Life Assurance Company

/s/ Tyler Goode
Name: Tyler Goode
Title: VP, Controller and Treasurer

Athene Re USA IV

/s/ Blaine Doerrfeld
Name:Blaine Doerrfeld
Title: SVP and Secretary

Athene London Assignment Corporation

/s/ Tyler Goode
Name: Tyler Goode
Title: VP, Controller and Treasurer

3

Athene Securities, LLC

/s/ Chad Batterson
Name: Chad Batterson
Title: President

Athene Risk Aggregator, LLC
By Athene USA Corporation, its Sole Member

/s/ Blaine Doerrfeld
Name:Blaine Doerrfeld
Title: SVP and Secretary

Athene Noctua, LLC
By Athene USA Corporation, its Sole Member

/s/ Blaine Doerrfeld
Name:Blaine Doerrfeld
Title: SVP and Secretary

Athene Annuity Re Ltd.

/s/ Fergus Daly
Name: Fergus Daly
Title: Chief Financial Officer

Structured Annuity Reinsurance Company

/s/ Blaine Doerrfeld
Name:Blaine Doerrfeld
Title: SVP and Secretary

Athene Re Services, LLC

/s/ Blaine Doerrfeld
Name:Blaine Doerrfeld
Title: SVP and Secretary

4